Exhibit S
POWER OF ATTORNEY
     The person whose signature appears below hereby appoints James S. Hamman, Jr., Patrick H. Dudasik, Patrick H. Dudasik and John P. Calamos, Sr. and each of them, any of whom may act without the joinder of the others, as such person’s attorney-in-fact to sign and file on such person’s behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of Calamos Global Dynamic Income Fund.

Signature	Title	Date

/s/ John E. Neal John E. Neal	Trustee	June 22, 2007

POWER OF ATTORNEY
     The person whose signature appears below hereby appoints James S. Hamman, Jr., Patrick H. Dudasik and John P. Calamos, Sr. and each of them, any of whom may act without the joinder of the others, as such person’s attorney-in-fact to sign and file on such person’s behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of Calamos Global Dynamic Income Fund.

Signature	Title	Date

/s/ William R. Rybak William R. Rybak	Trustee	June 22, 2007

POWER OF ATTORNEY
     The person whose signature appears below hereby appoints James S. Hamman, Jr., Patrick H. Dudasik and John P. Calamos, Sr. and each of them, any of whom may act without the joinder of the others, as such person’s attorney-in-fact to sign and file on such person’s behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of Calamos Global Dynamic Income Fund.

Signature	Title	Date

/s/ Weston W. Marsh Weston W. Marsh	Trustee	June 22, 2007

POWER OF ATTORNEY
     The person whose signature appears below hereby appoints James S. Hamman, Jr., Patrick H. Dudasik and John P. Calamos, Sr. and each of them, any of whom may act without the joinder of the others, as such person’s attorney-in-fact to sign and file on such person’s behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of Calamos Global Dynamic Income Fund.

Signature	Title	Date

/s/ Joe F. Hanauer Joe F. Hanauer	Trustee	June 22, 2007

POWER OF ATTORNEY
     The person whose signature appears below hereby appoints James S. Hamman, Jr., Patrick H. Dudasik and John P. Calamos, Sr. and each of them, any of whom may act without the joinder of the others, as such person’s attorney-in-fact to sign and file on such person’s behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of Calamos Global Dynamic Income Fund.

Signature	Title	Date

/s/ Stephen B. Timbers Stephen B. Timbers	Trustee	June 22, 2007

POWER OF ATTORNEY
     The person whose signature appears below hereby appoints James S. Hamman, Jr., Patrick H. Dudasik and John P. Calamos, Sr. and each of them, any of whom may act without the joinder of the others, as such person’s attorney-in-fact to sign and file on such person’s behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of Calamos Global Dynamic Income Fund.

Signature	Title	Date

/s/ David D. Tripple David D. Tripple	Trustee	June 22, 2007